Exhibit 99.1

News Release

One Centerpointe Drive Suite 200 Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For release:	June 1, 2017, 4:30 p.m. EDT	Contact:	Jack Isselmann, Public Relations
Justin Roberts, Investor Relations
Ph: 503-684-7000

Greenbrier and Mitsubishi UFJ Lease & Finance (MUL) Finalize Agreement

for more than $1.0 Billion in Railcar Business in North America

~ MUL to increase railcar portfolio from 5,000 units to 25,000 units over next four years ~

~ 6,000 railcar multi-year order with deliveries through 2020 ~

~ MUL and Greenbrier enter into exclusive manufacturing relationship for 6 years ~

~ MUL Greenbrier Management Services formed to exclusively manage MUL railcars ~

Lake Oswego, Oregon, June 1, 2017 – The Greenbrier Companies, Inc. (NYSE:GBX) and Tokyo-based MUL today completed agreements to expand their existing commercial relationship in North America consistent with the parties’ Memorandum of Understanding announced in April. MUL intends to grow its portfolio from 5,000 railcars to a total of 25,000 railcars over the next four years. As part of these growth plans, MUL has entered a multi-year purchase commitment for 6,000 newly-manufactured railcars from Greenbrier, with deliveries commencing during the fourth calendar quarter of 2017 and continuing through 2020. Further, MUL will obtain all its newly-manufactured railcars exclusively from Greenbrier through 2023. In addition to the new equipment ordered, over the next several years, MUL will supplement its portfolio growth through a combination of lease syndications and used equipment originated and owned by Greenbrier. The combined value of these transactions exceeds $1 billion.

The parties have also formed MUL Greenbrier Management Services, LLC, a new railcar management services entity owned 50% by each company that will solely manage all railcars in the MUL fleet. Greenbrier will receive continuing fee income related to the ongoing railcar asset management services provided for the MUL fleet.

“Greenbrier is pleased to extend its business relationship with MUL with these recently signed agreements and the formation of MUL Greenbrier Management Services. This expanded relationship with MUL demonstrates our earned reputation of providing tailored solutions to our customers. We take pride in the series of transactions we have completed with our friends at MUL and look forward to our continuing work together,” said William A. Furman, Chairman and CEO.

MUL President & CEO Tadashi Shiraishi said, “MUL has set an ambitious target to increase MUL’s market share to a level that places it among North America’s top 8 leading operating lessors of railcars. We value Greenbrier’s ability to build high-quality freight railcars and assist MUL with high-value railcar management services to support MUL’s rapidly expanding fleet.”

-More-

Greenbrier & Mitsubishi UFJ Lease & Finance Finalize Agreement . . . (Cont.)	Page 2

About Greenbrier

Greenbrier (www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to freight rail transportation markets. Greenbrier designs, builds and markets freight railcars in North America, Latin America and Europe. We also build and market marine barges in North America. We manufacture freight railcars in Brazil through a strategic partnership in which we hold a majority interest and produce rail castings through a separate Brazilian partnership. Greenbrier also has a majority stake in Greenbrier-Astra Rail, an end-to-end, Europe-based freight railcar manufacturing, engineering and repair business. Through our European manufacturing operations, we deliver U.S.-designed tank cars to Saudi Arabia. We are a leading provider of wheel services, parts, leasing and other services to the railroad and related transportation industries in North America and a supplier of freight railcar repair, refurbishment and retrofitting services in North America through a joint venture partnership with Watco Companies, LLC. Through other joint ventures, we produce rail castings, tank heads and other railcar components. Greenbrier owns a lease fleet of over 8,000 railcars and performs management services for over 266,000 railcars.

About MUL

Mitsubishi UFJ Lease & Finance Company Limited (MUL) is a prominent global leasing company headquartered in Tokyo, Japan. MUL, incorporated in April 1971, focuses on leasing, installment sales, various types of financing, and international business. MUL’s principal shareholders are Mitsubishi Corporation, Mitsubishi UFJ Financial Group, Inc. MUL is publicly listed on the Tokyo Stock Exchange and the Nagoya Stock Exchange.

As one of the industry’s leading companies, MUL’s business extends beyond conventional leasing and finance, with the company offering a wide variety of services including eco-and energy-related services, real estate, medical and long-term care services, overseas market-entry support, used equipment trading business and global asset business.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words such as “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards that are not indicative of Greenbrier’s financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; policies and priorities of the federal government regarding international trade and infrastructure; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up, or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions and establishment of joint ventures; succession planning; discovery of defects in railcars

-More-

Greenbrier & Mitsubishi UFJ Lease & Finance Finalize Agreement . . . (Cont.)	Page 3

or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed Greenbrier’s insurance coverage; train derailments or other accidents or claims that could subject Greenbrier to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other railcar or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016 and Greenbrier’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2017, and Greenbrier’s other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.

# # #